UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group and under applicable law may not invest in securities of Deutsche Bank AG.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European

Equity Fund, Inc.

Semi-Annual Report

June 30, 2012

The European

Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended June 30, 2012, the European Equity Fund's total return in U.S. dollars (USD) was 4.83% based on net asset value and 5.00% based on market price in USD. During the same period, the total return of the Fund's benchmark, the MSCI-EMU Index, was 0.54%.1

Given the overwhelmingly negative news dominating the Eurozone, the Fund's performance result is encouraging. Outperforming its benchmark so significantly can be mainly attributed to the Fund's "stability strategy" implemented in 3Q 2011, which considers quality, value, beta and momentum when picking stocks and to good stock picking, evidenced by the fact that most of the Fund's individual sectors outperformed sector returns of the benchmark index.2,3,4 The sectors contributing most positively included consumer discretionary, one of the larger sector positions; health care, given the Fund's overweight in equipment and supplies; and industrials, given the Fund's focus on German aerospace.5 The Fund's sector laggards for the period included telecommunications and materials, both of which are underweighted vs. the benchmark.

The first quarter in Europe proved very constructive for both equities and the economy. For Q1, GDP growth was reported stronger than expected, attributed mostly to the strong numbers out of Germany. Though Italy's and Spain's GDP growth remained contracted, it was in line with expectations; and immediate fears relating to the Greek sovereign debt crisis were pushed from the forefront of investors' concerns.6 The first two months of the second quarter, however were dominated by renewed fears of a Euro breakup and slowing momentum in the U.S. economy, coupled with uninspiring news from China. Bond yields in Italy and Spain, as well as fears of Greece leaving the Euro, were back on the agenda. As a result, European equity markets mainly reversed the short-lived optimism seen in the first quarter, before stabilizing in June at lower levels.

Despite some signs of strain from a weakening global economy, corporate earnings in the U.S. and Europe continued to surprise positively, albeit in a limited manner in Europe. This was not enough to offset moderately negative macroeconomic data and European risk, which continues to hold investors' attention. On the topic of Greece, the result of the presidential elections reduces the near-term likelihood of the country leaving the Eurozone. Spain has opted for external support to recapitalize its banks; that will be provided by a rescue loan of up to €100 billion. European leaders are increasingly discussing measures to support growth and to take steps towards a "banking union." A primary outcome of the summit of European leaders in Brussels at the end of June 2012, was the decision that the European Stability Mechanism (the ESM), Europe's permanent bailout fund, will be able to directly recapitalize banks in the future. This weakens the link between struggling euro-area sovereigns and vulnerable euro- area banks, and has served as an initial trigger for more positive equity market developments.

In terms of country performance, it is no surprise that the Greek, Portuguese and Spanish markets were the biggest European underperformers through the end of June. Germany, Norway and the U.K. were among the Fund's best-performing regions in the period. While Norway and the UK do not belong to the Eurozone and are therefore not represented in the benchmark, portfolio management increased positions in these countries as a means of side-stepping the prevailing poor sentiment of the Eurozone. The overall sector positioning of the Fund at the start of the year, which was not defensive, was largely maintained throughout the period. Two of the three factor groups (value, quality and momentum) used to preselect the Fund's stocks performed well. Quality stocks were rewarded in this uncertain environment and momentum factors also worked. The underperformance of value factors approached extreme levels. This led portfolio management to make some strategic changes to the portfolio's positioning: quality-driven stocks that had outperformed greatly were reduced once the marginal contribution to risk became too high or when the stock became vulnerable to a setback. In contrast, as signs of a change in momentum became apparent, stocks that had primarily high scores according to value factors were added.

Economic Outlook

We believe the high volatility in equities of the first two quarters of 2012 is likely to persist. The markets will continue

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

to swing back and forth between the focus on structural growth trends in the emerging markets and the fundamentally challenging debt situation in the developed world of Europe and the U.S. Overall, we are likely to see a low growth environment globally as deleveraging takes place. More short term, we are closely monitoring leading indicators, where a stabilization should help equity markets. Going into the Q2 earnings season, profit warnings from companies are becoming more likely. However, a reacceleration of earnings is likely in the second half of the year if new measures to contain the European debt crisis stabilize markets. In addition, China is likely to show stronger growth later in the year, as loan growth is accelerating again and the political focus on inflation is now less prevalent. In terms of overall positioning, we note a highly negative sentiment, which explains the record underweight of European equities vs. U.S. equities particularly in the portfolios of U.S. based institutional investors. This underweight offers good opportunities going forward, as the historically low valuations in Europe, as compared to the U.S., should normalize over time.

The Fund's discount to net asset value averaged 10.15% for the six months ended June 30, 2012, compared with 9.04% for the same period a year earlier. During the period, the Fund continued to repurchase shares in the open market. In addition, on January 31, 2012, the Fund announced the extension of its Discount Management Program for another two years. Please see Note 7 for details regarding the Fund's share repurchases and Discount Management Program.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI-EMU Index is an unmanaged capitalization-weighted index that comprises approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency

3  Beta measures a security's sensitivity to the movements of the Fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

4  The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

5  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

6  Sovereign debt is debt that is issued by a national government.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

PERFORMANCE SUMMARY AS OF JUNE 30, 2012 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:
	For the six-months ended June 30,	For the years ended December 31,
	2012(b)	2011	2010	2009	2008	2007
Net Asset Value(a)	4.83%	(17.52)%	1.99%	33.76%	(50.68)%	15.35%
Market Value(a)	5.00%	(21.56)%	8.32%	36.84%	(53.96)%	11.79%
Benchmark(c)	0.54%	(17.64)%	(4.25)%	31.41%	(47.57)%	19.55%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns for the six-month period are not annualized.

(c)  The MSCI-EMU Index is an unmanaged, capitalization-weighted index that comprises approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2011 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2012. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF JUNE 30, 2012 (unaudited)

FUND FACTS:
Net Assets	$73,087,112
Shares Outstanding	10,580,524
Net Asset Value (NAV) Per Share	$6.91

OTHER INFORMATION:
NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/12)	1.75%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*
Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
05/21/12	6/22/12	$0.1350	$0.0000	$0.0000	$0.1350
05/19/11	05/31/11	$0.0080	$0.0000	$0.0000	$0.0080
12/31/10	01/28/11**	$0.0450	$0.0000	$0.0000	$0.0450
04/30/10	05/10/10	$0.0103	$0.0000	$0.0000	$0.0103
12/31/09	01/28/10**	$0.0996	$0.0000	$0.0000	$0.0996
05/11/09	06/05/09	$0.2340	$0.0000	$0.0000	$0.2340
05/06/08	05/15/08	$0.0000	$0.1235	$0.4030	$0.5265
12/21/07	12/31/07	$0.0000	$0.0000	$1.0000	$1.0000
05/03/07	05/15/07	$0.2500	$0.0000	$0.0000	$0.2500
12/21/06	12/28/06	$0.2900	$0.0000	$0.0000	$0.2900
05/05/06	05/15/06	$0.0900	$0.0000	$0.0000	$0.0900
12/22/05	12/30/05	$0.0600	$0.0000	$0.0000	$0.0600
12/22/04	12/31/04	$0.0250	$0.0000	$0.0000	$0.0250
05/06/04	05/14/04	$0.0390	$0.0000	$0.0000	$0.0390
11/19/02	11/29/02	$0.0100	$0.0000	$0.0000	$0.0100
11/19/01	11/29/01	$0.0600	$0.0000	$0.0000	$0.0600
09/03/01	09/17/01	$0.0000	$0.0000	$0.0200	$0.0200

  *  The Fund posts estimated capital gain information to its web site: www.dws-investments.com.

  **  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF JUNE 30, 2012 (As a % of Net Assets) (unaudited)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2012 (29.2%, as a % of Net Assets) (unaudited)
1.	Sanofi (France)	3.9%
2.	Allianz (Germany)	3.3%
3.	Fresenius SE & Co. (Germany)	3.1%
4.	LVMH Moet Hennessy Louis Vuitton (France)	2.9%
5.	Suedzucker (Germany)	2.9%
6.	Hannover Rueckversicherung (Germany)	2.8%
7.	Banco Santander (Spain)	2.7%
8.	SES (Luxembourg)	2.6%
9.	Beiersdorf (Germany)	2.5%
10.	Total (France)	2.5%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

Question: What outcomes resulted from the European summit in June that was aimed at addressing the European sovereign debt crisis?

Answer: The overall sense from the meeting was that Europe's support for the euro continues to be strong and that leaders are increasingly searching for more "pro-growth" options vs. exclusively pursuing official government action to reduce spending (austerity measures). There were three overriding concrete outcomes: first, the permanent bailout fund the European Stability Mechanism (the ESM) will be able to recapitalize banks directly rather than via governments. This will prevent the planned Spanish bank support package from boosting Spanish public sector debt. Second, the loans to Spanish banks will no longer gain preferred creditor status when they are transferred from the European Financial Stability Facility (the EFSF), a temporary bailout fund, to the ESM. This will prevent private sector investors from being pushed down the seniority list. Third, the ESM will now be allowed to intervene in the primary debt market of countries outside bailout programs. The idea here is that primary market bond purchases will carry much more "bang for their buck" than secondary market purchases, making it easier and cheaper to reduce borrowing costs for Spain and Italy and thereby prevent them from needing full-blown sovereign bailouts.

Question: For European equities, cheap valuations alone will likely not prompt the market to perform better. What could be an additional trigger for an improvement in the performance of European equities over the second half of this year?

Answer: The recent Brussels summit of European leaders was the latest step in the right direction. Europe's current crisis has its roots in the region's peculiar structure. Reducing European structural stress may require a banking union, a fiscal union and the European Central Bank (ECB) to act as a fiscal backstop, similar to the U.S. Federal Reserve Board and the Bank of England. The end of June summit made some progress in moving towards a Europe-wide banking union and permitting direct support for banks (bypassing sovereigns). The progress made on these issues beat very low expectations, suggesting that European equities could recoup some of their relative losses. That said, a prolonged rally in risk assets may be further out, despite the initial favorable reaction to the European summit in Brussels. The problems for global risk assets extend beyond European stress: global macroeconomic data remain weak, policy responses continue to lag expectations and corporate earnings look likely to disappoint. History has taught, however, that equity markets often commence a rally while economic data remain weak. That, combined with lower oil prices, could turn investors more constructive on the economic outlook.

Question: What impact does the latest interest rate cut from the European Central Bank have on the state of the European economy?

Answer: The ECB's July 5th interest rate cut from 1.0% to 0.75% was largely expected by the markets and, we believe, it does little to alter the weak economic outlook in Europe. With effective overnight interest rates already at just 0.3%, the effect of the cut on the wider economy is likely to be limited. We believe the action is one more sign of support from the ECB, confirming that it has taken the recent downturn in indicators of economic activity seriously. The action carries more weight when put in context with the latest rate cut from the People's Bank of China (PBoC), which was announced only 30 minutes prior to the ECB rate cut and came as a positive surprise for market participants. Going forward, the ECB will likely wait to judge the effect of earlier long-term loans and the latest loosening of collateral requirements before taking any more action for banks.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2012 (unaudited)
Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 41.0%
	COMMON STOCKS — 37.3%
	AIRLINES — 1.1%
70,000	Deutsche Lufthansa	$809,380
	AUTO COMPONENTS — 2.0%
18,000	Continental	1,498,656
	CHEMICALS — 4.1%
20,000	Lanxess	1,261,695
11,000	Linde	1,711,801
		2,973,496
	COMPUTERS & PERIPHERALS — 1.4%
28,000	Wincor Nixdorf	994,029
	DIVERSIFIED TELECOMMUNICATION SERVICES — 2.4%
160,000	Deutsche Telekom	1,756,831
	ELECTRIC UTILITIES — 2.1%
72,000	E.ON	1,553,011
	FOOD PRODUCTS — 2.9%
60,000	Suedzucker	2,127,016
	HEALTH CARE PROVIDERS & SERVICES — 3.1%
22,000	Fresenius SE & Co.	2,282,774
	INDUSTRIAL CONGLOMERATES — 2.3%
20,000	Siemens	1,678,369
	INSURANCE — 6.1%
24,000	Allianz	2,408,995
34,000	Hannover Rueckversicherung	2,022,797
		4,431,792
	MEDIA — 2.4%
40,000	Axel Springer	1,719,224
	PERSONAL PRODUCTS — 2.5%
28,000	Beiersdorf	1,817,175
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.7%
88,000	Aixtron†	1,257,229
	SOFTWARE — 1.2%
45,000	PSI†	902,117

Shares	Description	Value(a)
	SPECIALTY RETAIL — 2.0%
16,000	Fielmann†	$1,482,364
	Total Common Stocks (cost $27,036,276)	27,283,463
	PREFERRED STOCKS — 3.7%
	AUTOMOBILES — 2.2%
10,000	Volkswagen (cost $951,062)	1,580,925
	HOUSEHOLD PRODUCTS — 1.5%
17,000	Henkel & Co. (cost $644,340)	1,129,600
	Total Preferred Stocks (cost $1,595,402)	2,710,525
	Total Investments in Germany (cost $28,631,678)	29,993,988
INVESTMENTS IN FRANCE – 23.5%
	AUTO COMPONENTS — 1.8%
32,000	Valeo†	1,319,146
	BUILDING PRODUCTS — 1.4%
28,000	Cie de St-Gobain	1,033,818
	COMMERCIAL SERVICES & SUPPLIES — 2.1%
15,000	Societe BIC	1,549,205
	ELECTRICAL EQUIPMENT — 1.5%
34,000	Alstom†	1,075,460
	FOOD PRODUCTS — 1.4%
16,000	Danone	995,044
	HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
15,000	Essilor International	1,395,046
	INSURANCE — 2.4%
130,000	AXA	1,728,613
	IT SERVICES — 1.7%
21,000	AtoS	1,255,503
	OIL, GAS & CONSUMABLE FUELS — 2.5%
40,000	Total	1,801,696

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2012 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN FRANCE – 23.5% (continued)
	PHARMACEUTICALS — 3.9%
38,000	Sanofi	$2,880,328
	TEXTILES, APPAREL & LUXURY GOODS — 2.9%
14,000	LVMH Moet Hennessy Louis Vuitton	2,128,919
	Total Investments in France (cost $17,474,162)	17,162,778
INVESTMENTS IN UNITED KINGDOM – 7.5%
	COMMERCIAL SERVICES & SUPPLIES — 2.1%
47,000	Aggreko	1,527,274
	HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
160,000	Smith & Nephew	1,599,666
	MULTI-UTILITIES — 1.0%
140,000	Centrica	698,207
	WIRELESS TELECOMMUNICATION SERVICES — 2.2%
580,000	Vodafone Group	1,630,483
	Total Investments in United Kingdom (cost $5,052,230)	5,455,630
INVESTMENTS IN NETHERLANDS – 5.6%
	CHEMICALS — 2.4%
36,000	Koninklijke DSM	1,772,260
	DIVERSIFIED FINANCIAL SERVICES — 2.0%
220,000	ING Groep*	1,469,930
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
17,000	ASML Holding	864,186
	Total Investments in Netherlands (cost $4,687,790)	4,106,376
INVESTMENTS IN SPAIN – 5.5%
	COMMERCIAL BANKS — 2.7%
300,000	Banco Santander	1,987,321

Shares	Description	Value(a)
	DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
100,000	Telefonica	$1,315,746
	INSURANCE — 1.0%
360,000	Mapfre	732,199
	Total Investments in Spain (cost $4,306,410)	4,035,266
INVESTMENTS IN NORWAY – 2.6%
	ENERGY EQUIPMENT & SERVICES — 2.6%
24,000	Fred Olsen Energy	855,947
40,000	TGS Nopec Geophysical	1,072,959
		1,928,906
	Total Investments in Norway (cost $1,708,439)	1,928,906
INVESTMENTS IN LUXEMBOURG – 2.6%
	MEDIA — 2.6%
80,000	SES	1,892,035
	Total Investments in Luxembourg (cost $2,097,894)	1,892,035
INVESTMENTS IN FINLAND – 2.0%
	INSURANCE — 2.0%
56,000	Sampo	1,450,898
	Total Investments in Finland (cost $1,417,011)	1,450,898
INVESTMENTS IN ITALY – 1.9%
	COMMERCIAL BANKS — 1.9%
1,000,000	Intesa Sanpaolo	1,418,518
	Total Investments in Italy (cost $1,550,433)	1,418,518
INVESTMENTS IN CYPRUS – 1.5%
	ENERGY EQUIPMENT & SERVICES — 1.5%
150,000	ProSafe	1,085,312
	Total Investments in Cyprus (cost $1,221,548)	1,085,312

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2012 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN AUSTRIA – 1.3%
	MACHINERY — 1.3%
18,000	Andritz	$925,412
	Total Investments in Austria (cost $773,049)	925,412
INVESTMENTS IN DENMARK – 1.1%
	CONSTRUCTION & ENGINEERING — 1.1%
15,000	FLSmidth & Co.	819,211
	Total Investments in Denmark (cost $1,140,720)	819,211
	Total Investments in Common and Preferred Stocks – 96.1% (cost $70,061,364)	70,274,330
SECURITIES LENDING COLLATERAL — 6.9%
5,010,669	Daily Assets Fund Institutional, 0.24% (cost $5,010,669)(b)(c)	5,010,669
CASH EQUIVALENTS — 0.9%
627,273	Central Cash Management Fund, 0.14% (cost $627,273)(c)	627,273
	Total Investments – 103.9% (cost $75,699,306)**	75,912,272
	Other Assets and Liabilities, Net – (3.9%)	(2,825,160)
	NET ASSETS – 100.0%	$73,087,112

*  Non-income producing security.

**  The cost for federal income tax purposes was $75,820,455. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $91,817. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,792,349 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,700,532.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $4,764,542, which is 6.5% of net assets.

(a)  Value stated in U.S. dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2012 (unaudited) (continued)

At June 30, 2012, open futures contracts purchased were as follows:*
	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx Banks Index	EUR	September, 2012	300	1,538,935	142,740
Total unrealized appreciation					142,740

Currency Abbreviations

EUR  Euro

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note 1 in the accompanying Notes to Financial Statements.

*Cash collateral in the amount of $180,804 was pledged to cover margin requirements for open futures contracts as of June 30, 2012.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$29,993,988	$—	$—	$29,993,988
France	17,162,778	—	—	17,162,778
United Kingdom	5,455,630	—	—	5,455,630
Netherlands	4,106,376	—	—	4,106,376
Spain	4,035,266	—	—	4,035,266
Norway	1,928,906	—	—	1,928,906
Luxembourg	1,892,035	—	—	1,892,035
Finland	1,450,898	—	—	1,450,898
Italy	1,418,518	—	—	1,418,518
Cyprus	1,085,312	—	—	1,085,312
Austria	925,412	—	—	925,412
Denmark	819,211	—	—	819,211
Short-Term Instruments(1)	5,637,942	—	—	5,637,942
Derivatives(2)	142,740	—	—	142,740
Total	$76,055,012	$—	$—	$76,055,012

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(1) See Schedule of Investments for additional detailed categorizations.

(2) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012 (unaudited)
ASSETS
Investments in non-affiliated securities, at value (cost $70,061,364) — including $4,764,542 of securities loaned	$70,274,330
Investment in Central Cash Management Fund (cost $627,273)	627,273
Investment in Daily Assets Fund Institutional (cost $5,010,669)*	5,010,669
Total Investments, at value (cost $75,699,306)	75,912,272
Foreign currency, at value (cost $1,791,657)	1,828,754
Deposits with brokers for future contracts	180,804
Dividends receivable	148,069
Foreign taxes recoverable	39,015
Interest receivable	30,422
Receivable for variation margin on futures contracts	142,740
Other assets	15,000
Total assets	78,297,076
LIABILITIES
Payable upon return of securities loaned	5,010,669
Fund administration fee payable	10,843
Investment advisory fee payable	40,768
Payable for Directors' fees and expenses	25,585
Accrued expenses and other liabilities	122,099
Total liabilities	5,209,964
NET ASSETS	$73,087,112
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$164,971,312
Cost of 6,268,752 shares held in Treasury	(51,299,010)
Undistributed net investment income	1,577,555
Accumulated net realized loss on investments and foreign currency	(42,556,827)
Net unrealized appreciation (depreciation) on:
Investments	212,966
Futures	142,740
Foreign currency	38,376
Net assets	$73,087,112
Net assets value per share ($73,087,112 ÷ 10,580,524 shares of common stock issued and outstanding)	$6.91

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)
For the six-months ended June 30, 2012
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $335,850)	$2,088,030
Interest	108
Income distributions — Central Cash Management Fund	611
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	189,855
Total investment income	2,278,604
Expenses:
Management fee	39,899
Investment advisory fee	258,671
Fund administration fee	61,941
Custodian fee	27,454
Services to shareholders	8,869
Reports to shareholders	61,449
Directors' fees and expenses	68,499
Legal fees	60,168
Audit and tax fees	34,991
NYSE listing fee	11,765
Insurance	5,733
Miscellaneous	13,890
Net expenses	653,329
Net investment income	1,625,275
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,984,399
Foreign currency	(40,069)
Futures	58,449
Net realized gain (loss)	2,002,779
Change in net unrealized appreciation (depreciation) on:
Investments	(546,815)
Foreign currency	45,378
Futures	45,382
Change in net unrealized appreciation (depreciation)	(456,055)
Net gain (loss)	1,546,724
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,171,999

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the six-months ended June 30, 2012 (unaudited)	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,625,275	$1,235,947
Net realized gain (loss)	2,002,779	(244,299)
Change in net unrealized depreciation	(456,055)	(16,140,582)
Net increase (decrease) in net assets resulting from operations	3,171,999	(15,148,934)
Distributions to shareholders from:
Net investment income	(1,419,048)	(86,521)
Capital share transactions:
Net proceeds from reinvestment of dividends (72,390 and 0 shares, respectively)	435,064	—
Cost of shares tendered (0 and 574,974 shares, respectively)	—	(4,956,276)
Cost of shares repurchased (171,534 and 244,836 shares, respectively)	(1,121,441)	(1,867,659)
Net decrease in net assets from capital share transactions	(686,377)	(6,823,935)
Total increase (decrease) in net assets	1,066,574	(22,059,390)
NET ASSETS
Beginning of period	72,020,538	94,079,928
End of period (including undistributed net investment income of $1,577,555 and $1,371,328, as of June 30, 2012 and December 31, 2011, respectively)	$73,087,112	$72,020,538

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended June 30,		For the years ended December 31,
	2012 (unaudited)		2011		2010	2009	2008	2007
Per share operating performance:
Net asset value:
Beginning of period	$6.74		$8.18		$8.08	$6.38	$13.52	$12.94
Net investment income(a)	.15		.11		.07	.11	.25	.16
Net realized and unrealized gains (loss) on investments and foreign currency	.15		(1.57)		.06	1.92	(6.87)	1.71
Increase (decrease) from investment operations	.30		(1.46)		.13	2.03	(6.62)	1.87
Distributions from net investment income	(.14)		(.01)		(.06)	(.33)	—	(.25)
Distributions from net realized gains	—		—		—	—	(.53)	(1.00)
Total distributions	(.14)		(.01)		(.06)	(.33)	(.53)	(1.25)
Accretion resulting from tender offer	—		.01		—	—	—	—
Dilution in net asset value from dividend reinvestment	(0.00	)(c)	—		(.01)	(.02)	—	(.04)
Increase resulting from share repurchases	.01		.02		.04	.02	.01	—
Net asset value:
End of period	$6.91		$6.74		$8.18	$8.08	$6.38	$13.52
Market value:
End of period	$6.10		$5.94		$7.58	$7.05	$5.45	$12.39
Total investment return for the period:†
Based upon market value	5.00	%***	(21.56)%		8.32%	36.84%	(53.96)%	11.79%
Based upon net asset value	4.83	%***	(17.52	)%(b)	1.99%*	33.76%*	(50.68)%	15.35%
Ratio to average net assets:
Ratio of expenses before expense reductions	1.75	%**	1.60%		1.63%	1.69%	1.43%	1.23%
Ratio of expenses after expense reductions	1.75	%**	1.60%		1.41%	1.55%	1.43%	1.23%
Net investment income (loss)	2.17	%****	1.42%		1.00%	1.59%	2.40%	1.18%
Portfolio turnover	53	%***	73%		67%	77%	85%	78%
Net assets at end of period (000's omitted)	$73,087		$72,021		$94,080	$97,377	$77,263	$165,662

  (a)  Based on average shares outstanding during the period.

  (b)  Includes a reimbursement from the Advisor for losses on investment not meeting investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.

  (c)  Amount is less than $.005 per share.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  Total return would have been lower had certain expenses not been reduced.

  **  Annualized.

  ***  Not Annualized.

  ****  Not Annualized. The ratio for the six-months ended June 30, 2012 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2012) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $44,438,000, including $44,049,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($8,658,000) and December 31, 2017 ($35,391,000), the respective expiration dates, whichever occurs first, and $389,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2012, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand while maintaining exposure to the market. Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. A summary of the open futures contracts as of June 30, 2012 is included in a table following the Fund's Schedule of Investments. For the six months ended June 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $373,000 to $2,249,000. The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts(a)	$142,740

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months period ended June 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts(a)	$58,449

The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts(a)	$45,382

The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also is party to an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Prior to February 1, 2012, the Fund was party to a Management Agreement with DIMA that provided DIMA with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $50 million and 0.55% of such assets in excess of $50 million. The Investment Advisory Agreement provided DeAMI with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, DIMA served as the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAMI, determined the suitable securities for investment by the Fund. DIMA also provided office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, DeAMI, in accordance with the Fund's stated investment objective, policies and restrictions, made recommendations to DIMA with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmitted purchase and sale orders and selected brokers and dealers to execute portfolio transactions on behalf of the Fund.

For the one-month period ended January 31, 2012, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.96% of the Fund's average daily net assets.

Effective February 1, 2012, the Fund's Investment Advisory Agreement with DeAMI was replaced with a new Investment Advisory Agreement pursuant to which DeAMI assumed the investment advisory function previously performed by DIMA, and the Fund's Management Agreement with DIMA was replaced with an Administration Agreement pursuant to which DIMA continues to provide all of the non-investment advisory services to the Fund that it historically provided pursuant to the Management Agreement. There were no changes to services provided to the Fund, or the total expenses payable by the Fund, as a result of this reorganization of contracts. The new Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

Accordingly, for the five-month period February 1, 2012 through June 30, 2012, the combined fee pursuant to the Investment Advisory Agreement and the Administration Agreement was equivalent to an annual effective rate of 0.97% of the Fund's average daily net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DISC aggregated $8,869, of which $1,104 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

June 30, 2012, Deutsche Bank did not receive brokerage commissions.

Certain officers of the Fund are also officers of either DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2012 were $38,871,600 and $39,749,074, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund purchased 171,534 and 244,836 of its shares of common stock on the open market at a total cost of $1,121,442 and $1,867,569 ( $6.54 and $7.63 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.65% and 8.39%, respectively.

During the year ended December 31, 2011, the Fund tendered 574,974 of its shares of common stock at a total cost of $4,956,276 at a repurchase price of $8.62 per share, which was equal to 98% if the NAV per share on February 9, 2011.

During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund issued for dividend reinvestment 72,390 and 0 shares, respectively. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 9.58%.

NOTE 7. TENDER OFFERS AND SHARE REPURCHASES

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value (NAV). Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.02%. Therefore, the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represents 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on February 9, 2011. Approximately 4,789,310 shares of common stock, or approximately 42% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 12% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $8.62 per

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

share, which was equal to 98% of the NAV per share on February 9, 2011.

The second measurement period commenced on March 7, 2011 and expired on May 27, 2011 and the third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During these measurement periods the Fund's shares traded at an average discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender offer.

The fourth measurement period commenced on March 5, 2012 and expired on May 25, 2012. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.17%. Therefore, the Fund was required to conduct a tender offer which commenced on July 25, 2012 and will expire on August 22, 2012. The Fund is offering to repurchase up to 529,026 of the Fund's outstanding shares of common stock (which represents 5% of the Fund's outstanding shares as of July 10, 2012) at a price equal to 98% of the NAV per share on August 23, 2012.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (The "New Program") on the same terms as the Fund's current program. Pursuant to the New Program, the Fund's Board of Directors approved a new series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the twelve-week measurement period. On July 18, 2012 the Fund announced that the next measurement period will commence on September 10, 2012 and will expire on November 30, 2012.

On July 18, 2011 the Fund announced that its Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 600,000 shares during the period from August 1, 2011 through July 31, 2012. The Fund repurchased 250,370 shares from August 1, 2011 through June 30, 2012 under this authorization. Under the terms of the previous repurchase authorization, the Fund repurchased 394,448 shares during the period from August 1, 2010 through July 31, 2011 out of an authorized amount of 600,000 shares. Also, on July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

NOTE 8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2012, there were 3 shareholders that held approximately 14%, 8% and 6%, respectively, of the outstanding shares of the Fund.

THE EUROPEAN EQUITY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund's directors unanimously approved the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (the "Agreement") at a meeting held on January 30, 2012. The fund's directors simultaneously approved an administration agreement (the "Administration Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAMI. Prior to the effective date of the Agreement and the Administration Agreement, which was February 1, 2012, DIMA served as the Fund's manager, providing administrative and investment advisory services to the Fund. There were no changes in the total fees payable by, or the services received by, the Fund as a result of the changes to the contractual arrangements approved by the Fund's directors.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the Agreement with management and with experienced counsel who are independent of DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAMI were present. In reaching their determination relating to approval of the Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAMI;

3. payments received by DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAMI and its affiliates (including DIMA) in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DeAMI benefits from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DeAMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DeAMI and DeAMI's strengthening of the investment resources supporting the Fund in 2009; and

12. the terms of the Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of The New Germany Fund, Inc. and, where relevant, The Central Europe and Russia Fund, Inc. and, where relevant, other Deutsche funds, their confidence in DeAMI's integrity and competence gained from that experience and DeAMI's responsiveness to concerns raised by them in the past, including DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

THE EUROPEAN EQUITY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

The directors determined that the overall arrangements between the Fund and DeAMI, as provided in the Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the Agreement (including their determinations that DeAMI should continue in its role as investment adviser for the Fund, and that the fees payable to DeAMI pursuant to the Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DeAMI

The directors noted that, under the Agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAMI pays all of the compensation of the Fund's directors and officers who are interested persons of DeAMI.

The directors considered the scope and quality of services provided by DeAMI under the Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DeAMI is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors also considered the commitment of DeAMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DeAMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Agreement.

Costs of Services Provided and Profitability to DeAMI

At the request of the directors, DeAMI provided information concerning the profitability of its investment advisory and investment company activities and financial condition based on historical information for 2009 and 2010. Similar information was provided for DIMA. The directors noted that the profitability information reflected the contractual arrangements in effect in 2009 and 2010 and that such arrangements differ from those proposed for approval at the January 30, 2012 meeting. The directors recognized that the changes to the fee arrangements reflected in the advisory and administration agreements being considered would result in significant changes in the revenues to DeAMI and DIMA from their provision of services to the Fund compared to revenues in prior periods. The directors reviewed the assumptions and methods of allocation used by DeAMI and DIMA in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by organizations such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DeAMI's expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that DeAMI does not utilize soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and

THE EUROPEAN EQUITY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

that it has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. They further noted that DeAMI may allocate brokerage to receive research generated by executing brokers.

The directors recognized that DeAMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAMI's level of profitability from its relationships with the Fund were not excessive. The directors noted that they would request and receive profitability information reflecting the terms of the agreement in connection with future continuances of the agreement.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 23 funds, (consisting of exchange-traded funds, open-end funds and single-country funds)). The directors also reviewed information showing performance of the Fund's benchmark index, which, since November 1, 2005 (when the Fund changed its investment focus from Germany to the European countries utilizing the Euro currency), was the MSCI EMU Index, an unmanaged capitalization-weighted index comprising several hundred companies domiciled in the countries using the Euro currency, and prior thereto was the Germany DAX Index of 30 large cap stocks.

The comparative information showed that the Fund ranked below the median for the one-, three-, five- and 10-year periods ended December 31, 2011, in the third quartile for the one- and three-year periods, and in the bottom quartile for the five- and 10-year periods ended December 31, 2011. As noted above, the Fund changed its investment focus from Germany to Europe on November 1, 2005. The Fund slightly outperformed the benchmark in 2011, outperformed the benchmark in 2009 and 2010, and underperformed the benchmark in 2006 and 2007. Taking into account these comparisons and the other factors considered, including DeAMI's strengthening of the investment resources supporting the Fund in 2009 and the improvement in the Fund's performance since that time, the directors concluded that the Fund's investment results since the changes implemented in 2009 were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DeAMI under the Agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DeAMI that it does not manage any institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 38 closed end country funds and ETFs. The directors reviewed information comparing the combined management and advisory fees payable under the Agreement and the Administration Agreement for this purpose, noting that DeAMI and DIMA are affiliated companies and that although the fees payable under the agreement and the Administration Agreement differed from those in the management and investment advisory agreements that were in effect during the historical periods, the combined fees payable under both sets of agreements was identical. Since comparative fee and expense information was not available for the year ended December 31, 2011, the directors reviewed comparative expense information for the year ended December 31, 2010. The directors noted that the Fund's effective management and advisory fee rate of 0.729% was below the average and median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints and that the effective management fee for the Fund reflected the partial fee waiver effective September 1, 2009 aggregating 35 basis points for a one year period (the effective combined management and advisory fee rate would have been 0.957% but

THE EUROPEAN EQUITY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

for the effect of such temporary partial waiver). The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors also noted that the Fund's expense ratio was below the median and the average of the comparison group. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the Agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAMI as assets increase, largely because economies of scale are realized (if at all) by DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the Agreement were acceptable under the Fund's circumstances.

THE EUROPEAN EQUITY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on June 27, 2012. The record date for the meeting was May 11, 2012 (the "Record Date"). On the Record Date, the Fund had 10,519,284 shares outstanding and entitled to vote. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect two (2) Class I Directors, each to serve for a term of three years and until their successors are elected and qualify.
	Number of Votes:
Director	For	Withhold Authority
Mr. Detlef Bierbaum	7,162,966	1,650,905
Mr. Robert H. Wadsworth	7,181,098	1,632,773

1. To elect one (1) Class III Director, to serve for a term of two years and until his successor is elected and qualifies.
	Number of Votes:
Director	For	Withhold Authority
Mr. Richard Karl Goeltz	7,199,840	1,614,030

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2012.
Number of Votes:
For	Against	Abstain
8,593,958	157,631	62,278

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2012 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

ADMINISTRATOR

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

RICHARD R. BURT

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK, CFA

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President

MELINDA MORROW

Vice President

CAROLINE PEARSON

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-028303-1

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.)

or 00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMU Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC — insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	36,424	$6.20	36,424	484,740
February 1 through February 29	12,146	$6.74	12,146	472,594
March 1 through March 31	47,383	$6.76	47,383	425,211
April 1 through April 30	47,670	$6.60	47,670	377,541
May 1 through May 31	27,911	$6.42	27,911	349,630
June 1 through June 30	0	$-	0	878,656
Total	171,534	$6.54	171,534

On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program").  The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value.  The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period.  The first measurement period commenced on September 1, 2010 and expired on November 24, 2010.  During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.02%.  Therefore the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011.  The Fund accepted 574,974 tendered shares (which represents 5% of the shares outstanding on the Fund).  The second measurement period commenced on March 7, 2011 and expired on May 27, 2011.  The third measurement period commenced on August 29, 2011 and expired on November 18, 2011.  During the second and third measurement periods the Fund's shares traded at an average discount to NAV of less than 10.0%.  Therefore, the Fund was not required to conduct a tender offer.  The fourth and final measurement period of the Program announced in July 2010 commenced on March 5, 2012 and expired on May 25, 2012.  During the fourth measurement period, the Fund's shares traded at an average discount to NAV of 10.17%.  Therefore the Fund conducted a tender offer which commenced on July 25, 2012 and will expire on August 22, 2012.  The Fund is offering to repurchase up to 529,026 shares (which represents 5% of the shares outstanding on the Fund).

On July 18, 2011 the Fund announced that its Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 600,000 shares during the period August 1, 2011 to July 31, 2012. Under this plan the Fund repurchased 250,370 shares in open market transactions from August 1, 2011 through June 30, 2012.

On January 31, 2012, the Fund announced that its Board of Directors has authorized a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and will expire on November 30, 2012.

Also on July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 20, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 20, 2012